Exhibit 32.1

Section 1350 Certification of Chief Executive Officer and principal financial and accounting officer

In  connection  with the  accompanying  Annual  Report on Form 10-K/A of  INTREorg Systems,  Inc.  for the year  ended  December  31,  2009,  I,  Russell  K. Boyd, President,  Chief Executive Officer,  principal  executive officer and principal financial and accounting  fficer of INTREorg  Systems,  Inc.,  hereby certify  pursuant to 18 U.S.C.  Section 1350, as adopted  pursuant to Section 906 of the  Sarbanes-Oxley Act of 2002, to my knowledge, that:

     a)   such Annual Report on Form 10-K/A of INTREorg Systems, Inc. for the year ended  December 31, 2009,  fully  complies  with the  requirements  of  section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     b)   the  information  contained  in such  Annual  Report  on Form  10-K/A of  INTREorg  Systems,  Inc. for the year ended December 31, 2009,  fairly presents,  in all  material  respects,  the  financial  condition  and results of operations of INTREorg Systems, InC.

Date: December 24, 2010

                                         /s/ Russell K. Boyd
                                         Russell K. Boyd, President
                                         Chief Operating Officer,
                                         (principal executive officer and
                                         principal financial and accounting officer)

This  certification  accompanies  the  Report  pursuant  to  Section  906 of the Sarbanes-Oxley  Act of 2002 and shall not,  except to the extent required by the Sarbanes-Oxley  Act of 2002,  be deemed  filed by the  Company  for  purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement has been provided to the company and will be retained by the company and furnished to the Securities and Exchange Commission or its staff upon request.